UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

On November 3, 2003, Prudential Financial, Inc. (the “Company”) issued an announcement that the sale of its national and New Jersey property and casualty businesses had been completed. The Company is filing a copy of this announcement as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2003

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Gordon S. Calder, Jr.

Name: Gordon S. Calder, Jr. Title: Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Announcement of Prudential Financial, Inc. dated November 3, 2003.